Exhibit 4(f)3

When recorded return to:

Michael M. Roth, Esq.
Ice Miller LLP
2300 Cabot Drive
Suite 455
Lisle, IL 60532

Space Above this Line Reserved for Recorder’s Use Only

Supplemental Indenture

Made as of August 13, 2024, to be Effective September 4, 2024
____________________
Northern Illinois Gas Company

to

U.S. Bank Trust Company, National Association

Trustee under Indenture dated as of

January 1, 1954
and
Supplemental Indentures Thereto

____________________
FIRST MORTGAGE BONDS 4.63% SERIES DUE DECEMBER 15, 2029
FIRST MORTGAGE BONDS 4.78% SERIES DUE SEPTEMBER 15, 2031
FIRST MORTGAGE BONDS 5.00% SERIES DUE SEPTEMBER 15, 2034
FIRST MORTGAGE BONDS 5.58% SERIES DUE SEPTEMBER 15, 2059
FIRST MORTGAGE BONDS 5.66% SERIES DUE DECEMBER 15, 2064

This Supplemental Indenture, made as of August 13, 2024 and effective September 4, 2024, between Northern Illinois Gas Company, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the “Company”), and U.S. Bank Trust Company, National Association (hereinafter called the “Trustee”), as successor Trustee under an Indenture dated as of January 1, 1954, as modified by the Indenture of Adoption, dated February 9, 1954 and the Indenture of Release, dated February 9, 1954, and as supplemented by Supplemental Indentures dated (or made effective) April 1, 1956, June 1, 1959, July 1, 1960, June 1, 1963, July 1, 1963, August 1, 1964, August 1, 1965, May 1, 1966, August 1, 1966, July 1, 1967, June 1, 1968, December 1, 1969, August 1, 1970, June 1, 1971, July 1, 1972, July 1, 1973, April 1, 1975, April 30, 1976 (two Supplemental Indentures bearing that date), July 1, 1976, August 1, 1976, December 1, 1977, January 15, 1979, December 1, 1981, March 1, 1983, October 1, 1984, December 1, 1986, March 15, 1988, July 1, 1988, July 1, 1989, July 15, 1990, August 15, 1991, July 15, 1992, February 1, 1993, March 15, 1993, May 1, 1993, July 1, 1993, August 15, 1994, October 15, 1995, May 10, 1996, August 1, 1996, June 1, 1997, October 15, 1997, February 15, 1998, June 1, 1998, February 1, 1999, February 1, 2001, May 15, 2001, August 15, 2001, December 15, 2001, December 1, 2003 (three Supplemental Indentures bearing that date), December 15, 2006, August 15, 2008, July 30, 2009, February 1, 2011, October 26, 2012, June 23, 2016, August 10, 2017, August 16, 2018, August 30, 2019, August 31, 2020, August 31, 2021 and July 31, 2023, such Indenture dated as of January 1, 1954, as so modified and supplemented, being hereinafter called the “Indenture.”
Witnesseth:
Whereas, the Indenture provides for the issuance from time to time thereunder, in series, of bonds of the Company for the purposes and subject to the limitations therein specified; and
Whereas, the Company desires, by this Supplemental Indenture, to create five additional series of bonds to be issuable under the Indenture, such bonds to be designated, respectively, (a) “First Mortgage Bonds 4.63% Series due December 15, 2029” (hereinafter called the “2029 Series”), (b) “First Mortgage Bonds 4.78% Series due September 15, 2031” (hereinafter called the “2031 Series”), (c) “First Mortgage Bonds 5.00% Series due September 15, 2034” (hereinafter called the “2034 Series”), (d) “First Mortgage Bonds 5.58% Series due September 15, 2059” (hereinafter called the “2059 Series”), and (e) “First Mortgage Bonds 5.66% Series due December 15, 2064” (hereinafter called the “2064 Series”; the 2029 Series, the 2031 Series, the 2034 Series, the 2059 Series and the 2064 Series, hereinafter called, collectively, the “bonds of this Supplemental Indenture”), and the terms and provisions to be contained in the bonds of this Supplemental Indenture or to be otherwise applicable thereto to be as set forth in this Supplemental Indenture; and
Whereas, the forms, respectively, of the bonds of this Supplemental Indenture, and the Trustee’s certificate to be endorsed on all bonds of this Supplemental Indenture, are to be substantially as follows:
[Remainder of Page Intentionally Left Blank]

(Form of Face of Bond of 2029 Series)

NO. RU-2024-A-__	$________
Ill. Commerce Commission Nos. 6939 and 6987	CUSIP No. ___________
Northern Illinois Gas Company

First Mortgage Bond 4.63% Series due December 15, 2029
Northern Illinois Gas Company, an Illinois corporation (hereinafter called the “Company”), for value received, hereby promises to pay to                      or registered assigns, the sum of                           Dollars, on December 15, 2029, and to pay to the registered owner hereof interest on said sum from the date hereof until said sum shall be paid, at the rate of 4.63% per annum, payable semi-annually on the fifteenth day of June and the fifteenth day of December in each year, beginning on June 15, 2025. Both the principal of and the interest on this bond shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Any installment of interest on this bond may, at the Company’s option, be paid by mailing checks for such interest payable to or upon the written order of the person entitled thereto to the address of such person as it appears on the registration books.
So long as there is no existing default in the payment of interest on this bond, the interest so payable on any interest payment date will be paid to the person in whose name this bond is registered on June 1 or December 1 (whether or not a business day), as the case may be, next preceding such interest payment date. If and to the extent that the Company shall default in the payment of interest due on such interest payment date, such defaulted interest shall be paid to the person in whose name this bond is registered on the record date fixed, in advance, by the Company for the payment of such defaulted interest.
Additional provisions of this bond are set forth on the reverse hereof.
This bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee, or its successor in trust under the Indenture, of the certificate endorsed hereon.

In Witness Whereof, Northern Illinois Gas Company has caused this bond to be executed in its name by its Executive Vice President, Chief Financial Officer and Treasurer, manually or by facsimile signature, and has caused its corporate seal to be impressed hereon or a facsimile thereof to be imprinted hereon and to be attested by its Corporate Secretary, manually or by facsimile signature.
Dated: December 18, 2024

Northern Illinois Gas Company By:__________________________________ Executive Vice President, Chief Financial Officer and Treasurer
Attest: _____________________________________ Corporate Secretary

(Form of Trustee’s Certificate of Authentication)
This bond is one of the bonds of the 2029 Series designated therein, referred to and described in the within-mentioned Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024.
U.S. Bank Trust Company, National Association,
   Trustee

By:_________________________________
                      Authorized Officer

Dated: December 18, 2024

(Form of Reverse Side of Bond of 2029 Series)
This bond is one, of the series hereinafter specified, of the bonds issued and to be issued in series from time to time under and in accordance with and secured by an Indenture dated as of January 1, 1954, to U.S. Bank Trust Company, National Association, as Trustee, as supplemented by certain indentures supplemental thereto, executed and delivered to the Trustee; and this bond is one of a series of such bonds, designated “Northern Illinois Gas Company First Mortgage Bond 4.63% Series due December 15, 2029” (herein called “bonds of this Series”), the issuance of which is provided for by a Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024 (hereinafter called the “Supplemental Indenture”), executed and delivered by the Company to the Trustee. The term “Indenture”, as hereinafter used, means said Indenture dated as of January 1, 1954, and all indentures supplemental thereto (including, without limitation, the Supplemental Indenture) from time to time in effect. Reference is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of said bonds, of the Company and of the Trustee in respect of the security, and the terms and conditions governing the issuance and security of said bonds.
Any transferee, by its acceptance of a bond registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2 of the Bond Purchase Agreement dated as of August 13, 2024 among the Company and the purchasers listed on Schedule A attached thereto, as amended, restated, supplemented or otherwise modified from time to time.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture or of any supplemental indenture and of the rights and obligations of the Company and of the holders and registered owners of the bonds may be made, and compliance with any provision of the Indenture or of any supplemental indenture may be waived, by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds then outstanding under the Indenture, and by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds of any series then outstanding under the Indenture and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, but in any case excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Indenture; subject, however, to the condition, among other conditions stated in the Indenture, that no such modification or alteration shall be made which, among other things, will permit the extension of the time or times of payment of the principal of or the interest or the premium, if any, on this bond, or the reduction in the principal amount hereof or in the rate of interest or the amount of any premium hereon, or any other modification in the terms of payment of such principal, interest or premium, which terms of payment are unconditional, or, otherwise than as permitted by the Indenture, the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the mortgaged property, all as more fully provided in the Indenture.

The bonds of this Series may be called for redemption by the Company, as a whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this Series to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption and the Make-Whole Amount (as defined in the Supplemental Indenture) applicable thereto.
Notice of each redemption shall be mailed to all registered owners not less than thirty nor more than forty-five days before the redemption date.
In case of certain completed defaults specified in the Indenture, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Indenture.
No recourse shall be had for the payment of the principal of or the interest or the premium, if any, on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture, all as more fully provided therein.
This bond is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond; and thereupon a new registered bond or bonds without coupons of the same aggregate principal amount and series will, upon the payment of any transfer tax or taxes payable, be issued to the transferee in exchange herefor. The Company shall not be required to exchange or transfer this bond if this bond or a portion hereof has been selected for redemption.
The security represented by this certificate has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or qualified under any state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement is in effect or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws.
(End of Form of Bond of 2029 Series)

(Form of Face of Bond of 2031 Series)

NO. RU-2024-B-__	$________
Ill. Commerce Commission No. 6988	CUSIP No. ___________
Northern Illinois Gas Company

First Mortgage Bond 4.78% Series due September 15, 2031
Northern Illinois Gas Company, an Illinois corporation (hereinafter called the “Company”), for value received, hereby promises to pay to                      or registered assigns, the sum of                           Dollars, on September 15, 2031, and to pay to the registered owner hereof interest on said sum from the date hereof until said sum shall be paid, at the rate of 4.78% per annum, payable semi-annually on the fifteenth day of March and the fifteenth day of September in each year, beginning on March 15, 2025. Both the principal of and the interest on this bond shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Any installment of interest on this bond may, at the Company’s option, be paid by mailing checks for such interest payable to or upon the written order of the person entitled thereto to the address of such person as it appears on the registration books.
So long as there is no existing default in the payment of interest on this bond, the interest so payable on any interest payment date will be paid to the person in whose name this bond is registered on March 1 or September 1 (whether or not a business day), as the case may be, next preceding such interest payment date. If and to the extent that the Company shall default in the payment of interest due on such interest payment date, such defaulted interest shall be paid to the person in whose name this bond is registered on the record date fixed, in advance, by the Company for the payment of such defaulted interest.
Additional provisions of this bond are set forth on the reverse hereof.
This bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee, or its successor in trust under the Indenture, of the certificate endorsed hereon.

In Witness Whereof, Northern Illinois Gas Company has caused this bond to be executed in its name by its Executive Vice President, Chief Financial Officer and Treasurer, manually or by facsimile signature, and has caused its corporate seal to be impressed hereon or a facsimile thereof to be imprinted hereon and to be attested by its Corporate Secretary, manually or by facsimile signature.
Dated: September 4, 2024

Northern Illinois Gas Company By:__________________________________ Executive Vice President, Chief Financial Officer and Treasurer
Attest: _____________________________________ Corporate Secretary

(Form of Trustee’s Certificate of Authentication)
This bond is one of the bonds of the 2031 Series designated therein, referred to and described in the within-mentioned Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024.
U.S. Bank Trust Company, National Association,
   Trustee

By:_________________________________
                      Authorized Officer

Dated: September 4, 2024

(Form of Reverse Side of Bond of 2031 Series)
This bond is one, of the series hereinafter specified, of the bonds issued and to be issued in series from time to time under and in accordance with and secured by an Indenture dated as of January 1, 1954, to U.S. Bank Trust Company, National Association, as Trustee, as supplemented by certain indentures supplemental thereto, executed and delivered to the Trustee; and this bond is one of a series of such bonds, designated “Northern Illinois Gas Company First Mortgage Bond 4.78% Series due September 15, 2031” (herein called “bonds of this Series”), the issuance of which is provided for by a Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024 (hereinafter called the “Supplemental Indenture”), executed and delivered by the Company to the Trustee. The term “Indenture”, as hereinafter used, means said Indenture dated as of January 1, 1954, and all indentures supplemental thereto (including, without limitation, the Supplemental Indenture) from time to time in effect. Reference is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of said bonds, of the Company and of the Trustee in respect of the security, and the terms and conditions governing the issuance and security of said bonds.
Any transferee, by its acceptance of a bond registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2 of the Bond Purchase Agreement dated as of August 13, 2024 among the Company and the purchasers listed on Schedule A attached thereto, as amended, restated, supplemented or otherwise modified from time to time.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture or of any supplemental indenture and of the rights and obligations of the Company and of the holders and registered owners of the bonds may be made, and compliance with any provision of the Indenture or of any supplemental indenture may be waived, by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds then outstanding under the Indenture, and by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds of any series then outstanding under the Indenture and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, but in any case excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Indenture; subject, however, to the condition, among other conditions stated in the Indenture, that no such modification or alteration shall be made which, among other things, will permit the extension of the time or times of payment of the principal of or the interest or the premium, if any, on this bond, or the reduction in the principal amount hereof or in the rate of interest or the amount of any premium hereon, or any other modification in the terms of payment of such principal, interest or premium, which terms of payment are unconditional, or, otherwise than as permitted by the Indenture, the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the mortgaged property, all as more fully provided in the Indenture.

The bonds of this Series may be called for redemption by the Company, as a whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this Series to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption and the Make-Whole Amount (as defined in the Supplemental Indenture) applicable thereto.
Notice of each redemption shall be mailed to all registered owners not less than thirty nor more than forty-five days before the redemption date.
In case of certain completed defaults specified in the Indenture, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Indenture.
No recourse shall be had for the payment of the principal of or the interest or the premium, if any, on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture, all as more fully provided therein.
This bond is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond; and thereupon a new registered bond or bonds without coupons of the same aggregate principal amount and series will, upon the payment of any transfer tax or taxes payable, be issued to the transferee in exchange herefor. The Company shall not be required to exchange or transfer this bond if this bond or a portion hereof has been selected for redemption.
The security represented by this certificate has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or qualified under any state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement is in effect or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws.
(End of Form of Bond of 2031 Series)

(Form of Face of Bond of 2034 Series)

NO. RU-2024-C-__	$________
Ill. Commerce Commission No. 6989	CUSIP No. ___________

Northern Illinois Gas Company

First Mortgage Bond 5.00% Series due September 15, 2034
Northern Illinois Gas Company, an Illinois corporation (hereinafter called the “Company”), for value received, hereby promises to pay to                      or registered assigns, the sum of                           Dollars, on September 15, 2034, and to pay to the registered owner hereof interest on said sum from the date hereof until said sum shall be paid, at the rate of 5.00% per annum, payable semi-annually on the fifteenth day of March and the fifteenth day of September in each year, beginning on March 15, 2025. Both the principal of and the interest on this bond shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Any installment of interest on this bond may, at the Company’s option, be paid by mailing checks for such interest payable to or upon the written order of the person entitled thereto to the address of such person as it appears on the registration books.
So long as there is no existing default in the payment of interest on this bond, the interest so payable on any interest payment date will be paid to the person in whose name this bond is registered on March 1 or September 1 (whether or not a business day), as the case may be, next preceding such interest payment date. If and to the extent that the Company shall default in the payment of interest due on such interest payment date, such defaulted interest shall be paid to the person in whose name this bond is registered on the record date fixed, in advance, by the Company for the payment of such defaulted interest.
Additional provisions of this bond are set forth on the reverse hereof.
This bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee, or its successor in trust under the Indenture, of the certificate endorsed hereon.

In Witness Whereof, Northern Illinois Gas Company has caused this bond to be executed in its name by its Executive Vice President, Chief Financial Officer and Treasurer, manually or by facsimile signature, and has caused its corporate seal to be impressed hereon or a facsimile thereof to be imprinted hereon and to be attested by its Corporate Secretary, manually or by facsimile signature.
Dated: September 4, 2024

Northern Illinois Gas Company By:__________________________________ Executive Vice President, Chief Financial Officer and Treasurer
Attest: _____________________________________ Corporate Secretary

(Form of Trustee’s Certificate of Authentication)
This bond is one of the bonds of the 2034 Series designated therein, referred to and described in the within-mentioned Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024.
U.S. Bank Trust Company, National Association,
   Trustee

By:_________________________________
                      Authorized Officer

Dated: September 4, 2024

(Form of Reverse Side of Bond of 2034 Series)
This bond is one, of the series hereinafter specified, of the bonds issued and to be issued in series from time to time under and in accordance with and secured by an Indenture dated as of January 1, 1954, to U.S. Bank Trust Company, National Association, as Trustee, as supplemented by certain indentures supplemental thereto, executed and delivered to the Trustee; and this bond is one of a series of such bonds, designated “Northern Illinois Gas Company First Mortgage Bond 5.00% Series due September 15, 2034” (herein called “bonds of this Series”), the issuance of which is provided for by a Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024 (hereinafter called the “Supplemental Indenture”), executed and delivered by the Company to the Trustee. The term “Indenture”, as hereinafter used, means said Indenture dated as of January 1, 1954, and all indentures supplemental thereto (including, without limitation, the Supplemental Indenture) from time to time in effect. Reference is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of said bonds, of the Company and of the Trustee in respect of the security, and the terms and conditions governing the issuance and security of said bonds.
Any transferee, by its acceptance of a bond registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2 of the Bond Purchase Agreement dated as of August 13, 2024 among the Company and the purchasers listed on Schedule A attached thereto, as amended, restated, supplemented or otherwise modified from time to time.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture or of any supplemental indenture and of the rights and obligations of the Company and of the holders and registered owners of the bonds may be made, and compliance with any provision of the Indenture or of any supplemental indenture may be waived, by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds then outstanding under the Indenture, and by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds of any series then outstanding under the Indenture and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, but in any case excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Indenture; subject, however, to the condition, among other conditions stated in the Indenture, that no such modification or alteration shall be made which, among other things, will permit the extension of the time or times of payment of the principal of or the interest or the premium, if any, on this bond, or the reduction in the principal amount hereof or in the rate of interest or the amount of any premium hereon, or any other modification in the terms of payment of such principal, interest or premium, which terms of payment are unconditional, or, otherwise than as permitted by the Indenture, the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the mortgaged property, all as more fully provided in the Indenture.

The bonds of this Series may be called for redemption by the Company, as a whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this Series to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption and the Make-Whole Amount (as defined in the Supplemental Indenture) applicable thereto.
Notice of each redemption shall be mailed to all registered owners not less than thirty nor more than forty-five days before the redemption date.
In case of certain completed defaults specified in the Indenture, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Indenture.
No recourse shall be had for the payment of the principal of or the interest or the premium, if any, on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture, all as more fully provided therein.
This bond is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond; and thereupon a new registered bond or bonds without coupons of the same aggregate principal amount and series will, upon the payment of any transfer tax or taxes payable, be issued to the transferee in exchange herefor. The Company shall not be required to exchange or transfer this bond if this bond or a portion hereof has been selected for redemption.
The security represented by this certificate has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or qualified under any state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement is in effect or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws.
(End of Form of Bond of 2034 Series)

(Form of Face of Bond of 2059 Series)

NO. RU-2024-D-__	$________
Ill. Commerce Commission No. 6990	CUSIP No. ___________
Northern Illinois Gas Company

First Mortgage Bond 5.58% Series due September 15, 2059
Northern Illinois Gas Company, an Illinois corporation (hereinafter called the “Company”), for value received, hereby promises to pay to                      or registered assigns, the sum of                           Dollars, on September 15, 2059, and to pay to the registered owner hereof interest on said sum from the date hereof until said sum shall be paid, at the rate of 5.58% per annum, payable semi-annually on the fifteenth day of March and the fifteenth day of September in each year, beginning on March 15, 2025. Both the principal of and the interest on this bond shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Any installment of interest on this bond may, at the Company’s option, be paid by mailing checks for such interest payable to or upon the written order of the person entitled thereto to the address of such person as it appears on the registration books.
So long as there is no existing default in the payment of interest on this bond, the interest so payable on any interest payment date will be paid to the person in whose name this bond is registered on March 1 or September 1 (whether or not a business day), as the case may be, next preceding such interest payment date. If and to the extent that the Company shall default in the payment of interest due on such interest payment date, such defaulted interest shall be paid to the person in whose name this bond is registered on the record date fixed, in advance, by the Company for the payment of such defaulted interest.
Additional provisions of this bond are set forth on the reverse hereof.
This bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee, or its successor in trust under the Indenture, of the certificate endorsed hereon.

In Witness Whereof, Northern Illinois Gas Company has caused this bond to be executed in its name by its Executive Vice President, Chief Financial Officer and Treasurer, manually or by facsimile signature, and has caused its corporate seal to be impressed hereon or a facsimile thereof to be imprinted hereon and to be attested by its Corporate Secretary, manually or by facsimile signature.
Dated: September 4, 2024

Northern Illinois Gas Company By:__________________________________ Executive Vice President, Chief Financial Officer and Treasurer
Attest: _____________________________________ Corporate Secretary

(Form of Trustee’s Certificate of Authentication)
This bond is one of the bonds of the 2059 Series designated therein, referred to and described in the within-mentioned Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024.
U.S. Bank Trust Company, National Association,
   Trustee

By:_________________________________
                      Authorized Officer

Dated: September 4, 2024

(Form of Reverse Side of Bond of 2059 Series)
This bond is one, of the series hereinafter specified, of the bonds issued and to be issued in series from time to time under and in accordance with and secured by an Indenture dated as of January 1, 1954, to U.S. Bank Trust Company, National Association, as Trustee, as supplemented by certain indentures supplemental thereto, executed and delivered to the Trustee; and this bond is one of a series of such bonds, designated “Northern Illinois Gas Company First Mortgage Bond 5.58% Series due September 15, 2059” (herein called “bonds of this Series”), the issuance of which is provided for by a Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024 (hereinafter called the “Supplemental Indenture”), executed and delivered by the Company to the Trustee. The term “Indenture”, as hereinafter used, means said Indenture dated as of January 1, 1954, and all indentures supplemental thereto (including, without limitation, the Supplemental Indenture) from time to time in effect. Reference is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of said bonds, of the Company and of the Trustee in respect of the security, and the terms and conditions governing the issuance and security of said bonds.
Any transferee, by its acceptance of a bond registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2 of the Bond Purchase Agreement dated as of August 13, 2024 among the Company and the purchasers listed on Schedule A attached thereto, as amended, restated, supplemented or otherwise modified from time to time.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture or of any supplemental indenture and of the rights and obligations of the Company and of the holders and registered owners of the bonds may be made, and compliance with any provision of the Indenture or of any supplemental indenture may be waived, by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds then outstanding under the Indenture, and by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds of any series then outstanding under the Indenture and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, but in any case excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Indenture; subject, however, to the condition, among other conditions stated in the Indenture, that no such modification or alteration shall be made which, among other things, will permit the extension of the time or times of payment of the principal of or the interest or the premium, if any, on this bond, or the reduction in the principal amount hereof or in the rate of interest or the amount of any premium hereon, or any other modification in the terms of payment of such principal, interest or premium, which terms of payment are unconditional, or, otherwise than as permitted by the Indenture, the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the mortgaged property, all as more fully provided in the Indenture.

The bonds of this Series may be called for redemption by the Company, as a whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this Series to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption and the Make-Whole Amount (as defined in the Supplemental Indenture) applicable thereto.
Notice of each redemption shall be mailed to all registered owners not less than thirty nor more than forty-five days before the redemption date.
In case of certain completed defaults specified in the Indenture, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Indenture.
No recourse shall be had for the payment of the principal of or the interest or the premium, if any, on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture, all as more fully provided therein.
This bond is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond; and thereupon a new registered bond or bonds without coupons of the same aggregate principal amount and series will, upon the payment of any transfer tax or taxes payable, be issued to the transferee in exchange herefor. The Company shall not be required to exchange or transfer this bond if this bond or a portion hereof has been selected for redemption.
The security represented by this certificate has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or qualified under any state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement is in effect or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws.
(End of Form of Bond of 2059 Series)

(Form of Face of Bond of 2064 Series)

NO. RU-2024-E-__	$________
Ill. Commerce Commission No. 6991	CUSIP No. ___________
Northern Illinois Gas Company

First Mortgage Bond 5.66% Series due December 15, 2064
Northern Illinois Gas Company, an Illinois corporation (hereinafter called the “Company”), for value received, hereby promises to pay to                      or registered assigns, the sum of                           Dollars, on December 15, 2064, and to pay to the registered owner hereof interest on said sum from the date hereof until said sum shall be paid, at the rate of 5.66% per annum, payable semi-annually on the fifteenth day of June and the fifteenth day of December in each year, beginning on June 15, 2025. Both the principal of and the interest on this bond shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Any installment of interest on this bond may, at the Company’s option, be paid by mailing checks for such interest payable to or upon the written order of the person entitled thereto to the address of such person as it appears on the registration books.
So long as there is no existing default in the payment of interest on this bond, the interest so payable on any interest payment date will be paid to the person in whose name this bond is registered on June 1 or December 1 (whether or not a business day), as the case may be, next preceding such interest payment date. If and to the extent that the Company shall default in the payment of interest due on such interest payment date, such defaulted interest shall be paid to the person in whose name this bond is registered on the record date fixed, in advance, by the Company for the payment of such defaulted interest.
Additional provisions of this bond are set forth on the reverse hereof.
This bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee, or its successor in trust under the Indenture, of the certificate endorsed hereon.

In Witness Whereof, Northern Illinois Gas Company has caused this bond to be executed in its name by its Executive Vice President, Chief Financial Officer and Treasurer, manually or by facsimile signature, and has caused its corporate seal to be impressed hereon or a facsimile thereof to be imprinted hereon and to be attested by its Corporate Secretary, manually or by facsimile signature.
Dated: December 18, 2024

Northern Illinois Gas Company By:__________________________________ Executive Vice President, Chief Financial Officer and Treasurer
Attest: _____________________________________ Corporate Secretary

(Form of Trustee’s Certificate of Authentication)
This bond is one of the bonds of the 2064 Series designated therein, referred to and described in the within-mentioned Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024.
U.S. Bank Trust Company, National Association,
   Trustee

By:_________________________________
                      Authorized Officer

Dated: December 18, 2024

(Form of Reverse Side of Bond of 2064 Series)
This bond is one, of the series hereinafter specified, of the bonds issued and to be issued in series from time to time under and in accordance with and secured by an Indenture dated as of January 1, 1954, to U.S. Bank Trust Company, National Association, as Trustee, as supplemented by certain indentures supplemental thereto, executed and delivered to the Trustee; and this bond is one of a series of such bonds, designated “Northern Illinois Gas Company First Mortgage Bond 5.66% Series due December 15, 2064” (herein called “bonds of this Series”), the issuance of which is provided for by a Supplemental Indenture dated as of August 13, 2024, effective September 4, 2024 (hereinafter called the “Supplemental Indenture”), executed and delivered by the Company to the Trustee. The term “Indenture”, as hereinafter used, means said Indenture dated as of January 1, 1954, and all indentures supplemental thereto (including, without limitation, the Supplemental Indenture) from time to time in effect. Reference is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of said bonds, of the Company and of the Trustee in respect of the security, and the terms and conditions governing the issuance and security of said bonds.
Any transferee, by its acceptance of a bond registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2 of the Bond Purchase Agreement dated as of August 13, 2024 among the Company and the purchasers listed on Schedule A attached thereto, as amended, restated, supplemented or otherwise modified from time to time.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture or of any supplemental indenture and of the rights and obligations of the Company and of the holders and registered owners of the bonds may be made, and compliance with any provision of the Indenture or of any supplemental indenture may be waived, by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds then outstanding under the Indenture, and by the affirmative vote of the holders and registered owners of not less than sixty-six and two-thirds per centum (66 2/3%) in principal amount of the bonds of any series then outstanding under the Indenture and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, but in any case excluding bonds disqualified from voting by reason of the Company’s interest therein as provided in the Indenture; subject, however, to the condition, among other conditions stated in the Indenture, that no such modification or alteration shall be made which, among other things, will permit the extension of the time or times of payment of the principal of or the interest or the premium, if any, on this bond, or the reduction in the principal amount hereof or in the rate of interest or the amount of any premium hereon, or any other modification in the terms of payment of such principal, interest or premium, which terms of payment are unconditional, or, otherwise than as permitted by the Indenture, the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the mortgaged property, all as more fully provided in the Indenture.

The bonds of this Series may be called for redemption by the Company, as a whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this Series to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption and the Make-Whole Amount (as defined in the Supplemental Indenture) applicable thereto.
Notice of each redemption shall be mailed to all registered owners not less than thirty nor more than forty-five days before the redemption date.
In case of certain completed defaults specified in the Indenture, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Indenture.
No recourse shall be had for the payment of the principal of or the interest or the premium, if any, on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture, all as more fully provided therein.
This bond is transferable by the registered owner hereof, in person or by duly authorized attorney, at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond; and thereupon a new registered bond or bonds without coupons of the same aggregate principal amount and series will, upon the payment of any transfer tax or taxes payable, be issued to the transferee in exchange herefor. The Company shall not be required to exchange or transfer this bond if this bond or a portion hereof has been selected for redemption.
The security represented by this certificate has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or qualified under any state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement is in effect or pursuant to an available exemption from registration under the Securities Act and applicable state securities laws.
(End of Form of Bond of 2064 Series)
and
WHEREAS, all acts and things necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms, and for the purposes herein expressed, have been done and performed, and the execution and delivery of this Supplemental Indenture have in all respects been duly authorized.

Now Therefore, in consideration of the premises and of the sum of one dollar paid by the Trustee to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, for the purpose of securing the due and punctual payment of the principal of and the interest and premium, if any, on all bonds which shall be issued under the Indenture, and for the purpose of securing the faithful performance and observance of all the covenants and conditions set forth in the Indenture and in all indentures supplemental thereto, the Company by these presents does grant, bargain, sell, transfer, assign, pledge, mortgage, warrant and convey unto U.S. Bank Trust Company, National Association, as Trustee, and its successor or successors in the trust hereby created, all property, real and personal (other than property expressly excepted from the lien and operation of the Indenture), which, at the actual date of execution and delivery of this Supplemental Indenture, is solely used or held for use in the operation by the Company of its gas utility system and in the conduct of its gas utility business and all property, real and personal, used or useful in the gas utility business (other than property expressly excepted from the lien and operation of the Indenture) acquired by the Company after the actual date of execution and delivery of this Supplemental Indenture or (subject to the provisions of Section 16.03 of the Indenture) by any successor corporation after such execution and delivery, and it is further agreed by and between the Company and the Trustee as follows:
ARTICLE I.

Bonds of this Supplemental Indenture
Section 1.    The bonds of this Supplemental Indenture shall, as hereinbefore recited, be designated as the Company’s (a) “First Mortgage Bonds 4.63% Series due December 15, 2029”, (b) “First Mortgage Bonds 4.78% Series due September 15, 2031”, (c) “First Mortgage Bonds 5.00% Series due September 15, 2034”, (d) “First Mortgage Bonds 5.58% Series due September 15, 2059”, and (e) “First Mortgage Bonds 5.66% Series due December 15, 2064”, as applicable. The bonds of the 2029 Series which may be issued and outstanding shall not exceed $50,000,000 in aggregate principal amount, exclusive of bonds of such series authenticated and delivered pursuant to Section 4.12 of the Indenture. The bonds of the 2031 Series which may be issued and outstanding shall not exceed $25,000,000 in aggregate principal amount, exclusive of bonds of such series authenticated and delivered pursuant to Section 4.12 of the Indenture. The bonds of the 2034 Series which may be issued and outstanding shall not exceed $100,000,000 in aggregate principal amount, exclusive of bonds of such series authenticated and delivered pursuant to Section 4.12 of the Indenture. The bonds of the 2059 Series which may be issued and outstanding shall not exceed $31,000,000 in aggregate principal amount, exclusive of bonds of such series authenticated and delivered pursuant to Section 4.12 of the Indenture. The bonds of the 2064 Series which may be issued and outstanding shall not exceed $69,000,000 in aggregate principal amount, exclusive of bonds of such series authenticated and delivered pursuant to Section 4.12 of the Indenture.
Section 2.    The bonds of this Supplemental Indenture shall be registered bonds without coupons, and the form of each series of such bonds, and of the Trustee’s certificate of authentication to be endorsed on all bonds of this Supplemental Indenture, shall be substantially as hereinbefore recited, respectively.

Section 3.    The bonds of this Supplemental Indenture shall be issued in the denomination of $90,000 each and in $10,000 integral multiple or multiples in excess thereof (except for one bond per holder and registered owner as may be necessary to reflect any principal amount in excess of $90,000 not evenly divisible by $10,000) as shall be determined and authorized by the Board of Directors of the Company or by any officer of the Company authorized by the Board of Directors to make such determination, the authorization of the denomination of any bond to be conclusively evidenced by the execution thereof on behalf of the Company. The bonds of the 2029 Series shall be numbered RU-2024-A-1 and consecutively upwards, or in such other appropriate manner as shall be determined and authorized by the Board of Directors of the Company. The bonds of the 2031 Series shall be numbered RU-2024-B-1 and consecutively upwards, or in such other appropriate manner as shall be determined and authorized by the Board of Directors of the Company. The bonds of the 2034 Series shall be numbered RU-2024-C-1 and consecutively upwards, or in such other appropriate manner as shall be determined and authorized by the Board of Directors of the Company. The bonds of the 2059 Series shall be numbered RU-2024-D-1 and consecutively upwards, or in such other appropriate manner as shall be determined and authorized by the Board of Directors of the Company. The bonds of the 2064 Series shall be numbered RU-2024-E-1 and consecutively upwards, or in such other appropriate manner as shall be determined and authorized by the Board of Directors of the Company.
The bonds of the 2029 Series shall be dated December 18, 2024, except that each bond issued on or after the respective first payment of interest thereon shall be dated as of the date of the interest payment date thereof to which interest shall have been paid on the bonds of such series next preceding the date of issue, unless issued on an interest payment date to which interest shall have been so paid, in which event such bonds shall be dated as of the date of issue; provided, however, that bonds issued on or after June 1 and before the next succeeding June 15 or on or after December 1 and before the next succeeding December 15 shall be dated the next succeeding interest payment date if interest shall have been paid to such date. The bonds of the 2031 Series shall be dated September 4, 2024, except that each bond issued on or after the respective first payment of interest thereon shall be dated as of the date of the interest payment date thereof to which interest shall have been paid on the bonds of such series next preceding the date of issue, unless issued on an interest payment date to which interest shall have been so paid, in which event such bonds shall be dated as of the date of issue; provided, however, that bonds issued on or after March 1 and before the next succeeding March 15 or on or after September 1 and before the next succeeding September 15 shall be dated the next succeeding interest payment date if interest shall have been paid to such date. The bonds of the 2034 Series shall be dated September 4, 2024, except that each bond issued on or after the respective first payment of interest thereon shall be dated as of the date of the interest payment date thereof to which interest shall have been paid on the bonds of such series next preceding the date of issue, unless issued on an interest payment date to which interest shall have been so paid, in which event such bonds shall be dated as of the date of issue; provided, however, that bonds issued on or after March 1 and before the next succeeding March 15 or on or after September 1 and before the next succeeding September 15 shall be dated the next succeeding interest payment date if interest shall have been paid to such date. The bonds of the 2059 Series shall be dated September 4, 2024, except that each bond issued on or after the respective first payment of interest thereon shall be dated as of the date of the interest payment date thereof to which interest shall have been paid on the bonds of such series next preceding the date of issue, unless issued on an interest payment date to which interest shall have been so paid, in which event such bonds shall be dated as of the date of issue; provided, however, that bonds issued on or after March 1 and before the next succeeding March 15 or on or after September 1 and before the next succeeding September 15 shall be dated the next succeeding interest payment date if interest shall have been paid to such date. The bonds of the 2064 Series shall be dated December 18, 2024, except that each bond issued on or after the respective first payment of interest thereon shall be dated as of the date of the interest payment date thereof to which interest shall have been paid on the bonds of such series next preceding the date of issue, unless issued on an interest payment date to which interest shall have been so paid, in which event such bonds shall be dated as of the date of issue; provided, however, that bonds issued on or after June 1 and before the next succeeding June 15 or on or after December 1 and before the next succeeding December 15 shall be dated the next succeeding interest payment date if interest shall have been paid to such date. The bonds of the 2029 Series shall mature on December 15, 2029 and shall bear interest at the rate of 4.63% per annum until the principal thereof shall be paid. The bonds of the 2031 Series shall mature on September 15, 2031 and shall bear interest at the rate of 4.78% per annum until the principal thereof shall be paid. The bonds of the 2034 Series shall mature on September 15, 2034 and shall bear interest at the rate of 5.00% per annum until the principal thereof shall be paid. The bonds of the 2059 Series shall mature on September 15, 2059 and shall bear interest at the rate of 5.58% per annum until the principal thereof shall be paid. The bonds of the 2064 Series shall mature on December 15, 2064 and shall bear interest at the rate of 5.66% per annum until the principal thereof shall be paid. Interest on the bonds of this Supplemental Indenture shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the bonds of the 2029 Series shall be payable semi-annually on the fifteenth day of June and the fifteenth day of December in each year, beginning June 15, 2025. Interest on the bonds of the 2031 Series shall be payable semi-annually on the fifteenth day of March and the fifteenth day of September in each year, beginning March 15, 2025. Interest on the bonds of the 2034 Series shall be payable semi-annually on the fifteenth day of March and the fifteenth day of September in each year, beginning March 15, 2025. Interest on the bonds of the 2059 Series shall be payable semi-annually on the fifteenth day of March and the fifteenth day of September in each year, beginning March 15, 2025. Interest on the bonds of the 2064 Series shall be payable semi-annually on the fifteenth day of June and the fifteenth day of December in each year, beginning June 15, 2025. So long as there is no existing default in the payment of interest on the bonds of this Supplemental Indenture, such interest shall be payable to the person in whose name each such bond is registered on the respective record date (whether or not a business day), as the case may be, next preceding the respective interest payment dates; provided, however, if and to the extent that the Company shall default in the payment of interest due on such interest payment date, such defaulted interest shall be paid to the person in whose name each such bond is registered on the record date fixed, in advance, by the Company for the payment of such defaulted interest. Interest will accrue on overdue interest installments at the rate of (i) 4.63% per annum, with respect to the bonds of the 2029 Series, (ii) 4.78% per annum, with respect to the bonds of the 2031 Series, (iii) 5.00% per annum, with respect to the bonds of the 2034 Series, (iv) 5.58% per annum, with respect to the bonds of the 2059 Series, and (v) 5.66% per annum, with respect to the bonds of the 2064 Series.
The principal of and interest and premium, if any, on the bonds of this Supplemental Indenture shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York. Any installment of interest on the bonds of this Supplemental Indenture may, at the Company’s option, be paid by mailing checks for such interest payable to or upon the written order of the person entitled thereto to the address of such person as it appears on the registration books. The bonds of this Supplemental Indenture shall be registrable, transferable and exchangeable in the manner provided in Sections 4.08 and 4.09 of the Indenture, at either of such offices or agencies.
Section 4.    The bonds of this Supplemental Indenture, upon the mailing of notice and in the manner provided in Section 7.01 of the Indenture (except that no published notice shall be required for the bonds of this Supplemental Indenture) and with the effect provided in Section 7.02 thereof, shall be redeemable at the option of the Company, as a whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this Supplemental Indenture to be redeemed plus accrued and unpaid interest of the principal amount being redeemed to the date of redemption plus the Make-Whole Amount applicable thereto, as calculated by the Company. “Make-Whole Amount” means, with respect to any bond of this Supplemental Indenture, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond of this Supplemental Indenture over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any bond of this Supplemental Indenture, the principal of such bond of this Supplemental Indenture that is to be redeemed.
“Discounted Value” means, with respect to the Called Principal of any bond of this Supplemental Indenture, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bond of this Supplemental Indenture is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any bond of this Supplemental Indenture, the sum of (x) 0.50% plus (y) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities

(1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any bond of this Supplemental Indenture, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. If there is no available U.S. Treasury greater than such Remaining Average Life to be used for linear interpolation, and if there is no such U.S. Treasury constant maturity having a term equal to two years either side of such Remaining Average Life, the yield to maturity will be determined by the available U.S. Treasury whose maturity is “closest” to the Remaining Average Life. The selection of this “closest” U.S. Treasury will be confirmed by an “intermediary”, which will be appointed by PNC Capital Markets LLC or its successor. The intermediary will be selected from a pool of various experts and market makers in the applicable markets applicable to U.S. Treasuries. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable bond.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to the nearest two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any bond of this Supplemental Indenture, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bond of this Supplemental Indenture, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to the terms of this Supplemental Indenture.

“Settlement Date” means, with respect to the Called Principal of any bond of this Supplemental Indenture, the date on which such Called Principal is to be redeemed.
Section 5.    No sinking fund is to be provided for the bonds of this Supplemental Indenture.
Article II

Miscellaneous Provisions
Section 1.    This Supplemental Indenture is executed by the Company and the Trustee pursuant to the provisions of Section 4.02 of the Indenture and the terms and conditions hereof shall be deemed to be a part of the terms and conditions of the Indenture for any and all purposes. The Indenture, as heretofore modified and supplemented and as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed.
Section 2.    This Supplemental Indenture shall bind and, subject to the provisions of Article XVI of the Indenture, inure to the benefit of the respective successors and assigns of the parties hereto.
Section 3.    Although this Supplemental Indenture is made as of August 13, 2024, effective September 4, 2024, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustee on the date indicated by their respective acknowledgements hereto.
Section 4.    This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.
Section 5.    The recitals herein are deemed to be those of the Company and not of the Trustee. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

In Witness Whereof, Northern Illinois Gas Company has caused this Supplemental Indenture to be executed in its name by its Executive Vice President, Chief Financial Officer and Treasurer and its corporate seal to be hereunto affixed and attested by its Corporate Secretary, and U.S. Bank Trust Company, National Association, as Trustee under the Indenture, has caused this Supplemental Indenture to be executed in its name by one of its authorized officers and attested by one of its authorized officers, all as of the day and year first above written.

Northern Illinois Gas Company By: /s/Grace A. Kolvereid Name: Grace A. Kolvereid Title: Executive Vice President, Chief Financial Officer and Treasurer
Attest: By:/s/Marcia R. DeMar Name: Marcia R. DeMar Title: Corporate Secretary
[Signature Page to 2024 Supplemental Indenture]

U.S. Bank Trust Company, National Association, as Trustee By: /s/Jack Ellerin ______________ Name: Jack Ellerin Title: Vice President
Attest: By: /s/April Bright______________ Name: April Bright Title: Vice President
[Signature Page to 2024 Supplemental Indenture]

STATE OF GEORGIA     }    SS:
COUNTY OF HENRY    }

I, Sharminese Q. Lewis, a Notary Public in the State aforesaid, DO HEREBY CERTIFY that Grace A. Kolvereid, Executive Vice President, Chief Financial Officer and Treasurer of Northern Illinois Gas Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and Marcia R. DeMar, Corporate Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Executive Vice President, Chief Financial Officer and Treasurer and Corporate Secretary, respectively, and who are both personally known to me to be the Executive Vice President, Chief Financial Officer and Treasurer and Corporate Secretary, respectively, of said corporation, personally appeared before me this day and severally acknowledged that they signed, sealed, executed and delivered said instrument as their free and voluntary act as such Executive Vice President, Chief Financial Officer and Treasurer and Corporate Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal as of the date listed below.
Dated: August 13, 2024

/s/Sharminese Q. Lewis
Notary Public

My Commission expires: December 5, 2024

State of Georgia          )
): ss
County of Fulton        )

On the 14th day of August in the year 2024, before me, the undersigned, personally appeared, Jack Ellerin, a Vice President of U.S. Bank Trust Company, National Association, and April Bright, a Vice President of U.S. Bank Trust Company, National Association, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their respective capacities, and that by their signatures on the instrument, the individuals executed the instrument.

/s/Celeste Santos
Celeste Santos
Notary Public

State of Georgia
Newton County
My Commission Expires: January 17, 2028

RECORDING DATA
This Supplemental Indenture was recorded on the following dates in the office of the Recorder of Deeds in certain counties in the State of Illinois, as follows:

County	Document No.	Date Recorded
Cook	2424108004	08/28/2024
Adams	2024R04904	08/19/2024
Boone	2024R03242	08/19/2024
Bureau	2024R02524	08/19/2024
Carroll	2024R1590	08/19/2024
Champaign	2024R12333	08/19/2024
DeKalb	2024005774	08/15/2024
DeWitt	267549	08/16/2024
DuPage	R2024048010	08/20/2024
Ford	284009	08/20/2024
Grundy	E627217	08/19/2024
Hancock	2024-1693	08/20/2024
Henderson	BOOK 743 PAGE 34	08/19/2024
Henry	202403476	08/16/2024
Iroquois	24R2590	08/16/2024
Jo Daviess	432486	08/19/2024
Kane	2024K029457	08/19/2024
Kankakee	202407595	08/19/2024
Kendall	202400009558	08/19/2024
Lake	8052855	08/28/2024
LaSalle	202409105	08/19/2024
Lee	2024003045	08/19/2024
Livingston	2024R03085	08/16/2024
McHenry	2024R0021273	08/19/2024
McLean	202400012009	08/20/2024
Mercer	2024411318	08/16/2024
Ogle	202403685	08/16/2024
Piatt	383587	08/20/2024
Pike	20241626	08/16/2024
Rock Island	202409990	08/16/2024
Stephenson	202400202508	08/16/2024
Tazewell	202400010366	08/19/2024
Vermillion	2406355	08/16/2024
Whiteside	202403750	08/16/2024
Will	R2024041928	08/16/2024
Winnebago	2024019319	08/16/2024
Woodford	2402684	08/16/2024